Putnam
Tax Exempt
Income
Fund

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

3-31-99


[LOGO: BOSTON * LONDON * TOKYO]


Fund highlights

* "The credit quality of municipal bond issuers is the highest it has been in a decade."

                                   -- Tax Angles, April 1999

* "In a financial world in which volatility has become the norm, the municipal bond market has unquestionably been one of the calmest."

                                   -- David E. Hamlin, manager
                                      Putnam Tax Exempt Income Fund

   CONTENTS

 4 Report from Putnam Management

 8 Fund performance summary

12 Portfolio holdings

23 Financial statements



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

Municipal bonds have enjoyed a period of relative calm, as most of the world's other securities markets continue to experience varying degrees of volatility. Popular with U.S. investors because their income escapes federal taxes, these bonds have also been beneficiaries of an environment that considerably narrowed the gap between their yields and the yields on taxable U.S. Treasury bonds. The gap has widened in recent weeks to a more traditional 90% of Treasury bond yields, but the disparity still provides a significant advantage on a taxable-equivalent basis, especially for taxpayers in the higher tax brackets.

In this environment, I am pleased to report that Putnam Tax Exempt Income Fund continues to focus on minimizing risk and delivering competitive tax-free income. It is encouraging also to note that your fund's management team believes persistent heavy demand for municipals in a strong economy with low inflation augurs well as the fund enters fiscal 2000. In the following report, Fund Manager David Hamlin reviews performance during the fiscal year just ended and takes a look at prospects for the year ahead.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
May 19, 1999



Report from the Fund Manager
David E. Hamlin

In a financial world in which volatility has become the norm, the municipal bond market has unquestionably been one of the calmest. One of the biggest benefits of a quiet market environment is the relative stability of your fund's net asset value. While less price volatility is positive, total return lagged the Lehman Brothers Municipal Bond Index. For the six months ended March 31, 1999, Putnam Tax Exempt Income Fund's class A shares generated a total return of 0.79% at net asset value (-3.96% at public offering price). The fund's exposure to a greater percentage of less than investment-grade bonds during a time when credit spreads widened, hindered performance compared to the Lehman Brothers Municipal Bond Index. Results for class B and class M shares, as well as performance details for longer periods, can be found on page 8.

* MUNICIPALS OUTPERFORM TREASURIES, SUPPLY TAPERS

As municipal bond yields -- which rise as bond prices fall -- have moved up less than 20 basis points since the beginning of the year, Treasury yields rose more in February than in any other single month in 10 years. While this means that municipal yields have returned to more traditional ratios (90% as of April 5, 1999) compared with those of Treasuries, municipals still offer attractive income to many tax-conscious investors.

As expected, with the slight rise in yields, the national supply of municipal bonds has tapered off. The calendar of new issues shows about 20% fewer bonds coming to market in comparison with year-earlier levels. On the demand side, cash flow into municipal bonds has increased, a by-product of a volatile stock market and investors' need to rebalance their portfolios. The ensuing supply/demand relationship is positive for municipal bonds.

Since the beginning of the fund's fiscal year, the yield curve has steepened but then has become fairly flat once again. A yield curve links a bond's maturity with its yield. Normally the longer it takes for a bond to mature, the greater the yield because the investor is rewarded for the extra risk associated with investing over a longer period. As the yield curve flattened, the difference between short- and long-term rates became smaller. The reward for extending maturities decreased and we returned to positioning the majority of the fund's holdings along the intermediate portion of the curve. It is our view that bonds with these relatively neutral maturities of 7 to 12 years should perform well in a stable interest-rate environment.

* WIDER CREDIT SPREADS CREATE OPPORTUNITY

Last fall, when the equity markets around the world plunged, credit spreads began to widen, meaning there was a larger difference in yield between a higher-rated and a lower-rated bond. In this environment, we concentrated on improving the fund's income by starting to invest in lower-rated bonds because we were compensated with extra yield for taking added risk.

The health-care sector recently provided some buying opportunities, especially because of fallout from the highly publicized Philadelphia Graduate Hospital default. As a result, many well-managed hospital issues became available at attractive prices. For example, we purchased Massachusetts State Health and Education Authority revenue bonds issued for the Caritas Christi Hospital as well as California State Community Development Authority revenue bonds issued on behalf of the Internex Hospital. The ratings of both issues fall on the lower tier of the investment-grade spectrum, and they provide a higher level of income than bonds rated A or above.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS*]

TOP INDUSTRY SECTORS*

Transportation            21.8%

Hospitals/health care     15.6%

Utilities                 14.9%

Education                  5.4%

Housing                    3.7%

Footnote reads:
*Based on net assets as of 3/31/99. Holdings will vary over time.


Negative spillover effects in certain sectors are one reason why we have always considered security selection and credit analysis critical elements of the fund's investment strategy. Opportunity comes from choosing bonds correctly, not from overall sector performance. Security and credit research becomes even more important when we invest in bonds that carry ratings below investment grade, as many health sector bonds do, because they can add significantly to the fund's current income.

* AIRLINE SECTOR FAVORED OVER GENERAL OBLIGATION BONDS

We continue to favor the airline and airport industry and have recently purchased the one and only issue of industrial development revenue bonds from the upscale British Airways (New York City Industrial Development Authority). We also bought almost $19 million of Continental Airline bonds issued by the City of Houston Airport System. Continental offers a young fleet of airplanes, more legroom for passengers, full meals, and competitive prices that we believe will translate into strong revenues in the years ahead.

For some time now, we have held several California general obligation bond issues. During this time, the state has enjoyed several credit upgrades from all three rating agencies. Since we believe that these bonds may be at or near top capacity in terms of price appreciation, we will begin to redeploy some of these assets as opportunities in other sectors arise. For the same reason, we also have begun to underweight New York City general obligation bond positions.

We also saw an opportunity to enhance the fund's income in an issue by the Indiana Development Authority for U.S. Steel Corporation. Although the bonds fall into the lower end of the investment-grade spectrum, we consider them relatively stable and are optimistic about their income potential.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW*]

CREDIT QUALITY OVERVIEW*

BB/Ba and under -- 8.8%

BBB/Baa -- 19.2%

A/A -- 6.3%

AA/Aa -- 9.0%

VMIGI/A-1 -- 0.6%

AAA/Aaa -- 56.1%

Footnote reads:
*As a percentage of market value as of 3/31/99. A bond rated BBB/Baa or higher is considered investment grade. Percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


* OUTLOOK: NO CLEAR EVIDENCE OF INFLATION

With inflation remaining exceptionally mild despite strong economic growth and low unemployment, a new awareness is emerging: strong growth does not necessarily translate into higher prices or inflation. Since upward pressure on inflation is quite negative for bonds, this new insight is positive news for all bond markets. Since inflation in the United States has ranged from zero % to 2% over the past 12 months, depending on the measure used, investors have not yet realized that real rates of return are actually quite attractive. Accustomed to higher rates of inflation hovering in the 3% to 4% range, investors need to reset their expectations as to what constitutes a good rate of return. Simply put, a yield of 5% with 1% inflation is better than a 6% yield with 3% inflation. It is always important to evaluate the effects of inflation -- in this case, positive effects -- as you review your fund's performance.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 3/31/99, there is no guarantee the fund will continue to hold these securities in the future.



Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Tax Exempt Income Fund is designed for investors seeking high current income free from federal income taxes, consistent with capital preservation.


TOTAL RETURN FOR PERIODS ENDED 3/31/99

                                Class A           Class B           Class M
(inception date)               (12/31/76)        (1/4/93)          (2/16/95)
                              NAV      POP      NAV     CDSC      NAV     POP
------------------------------------------------------------------------------
6 months                     0.79%   -3.96%    0.46%   -4.44%    0.75%   -2.49%
------------------------------------------------------------------------------
1 year                       4.42    -0.55     3.75    -1.21     4.22     0.84
------------------------------------------------------------------------------
5 years                     37.85    31.24    33.45    31.45    35.85    31.51
Annual average               6.63     5.59     5.94     5.62     6.32     5.63
------------------------------------------------------------------------------
10 years                   110.56   100.56    95.29    95.29   103.01    96.42
Annual average               7.73     7.21     6.92     6.92     7.34     6.98
------------------------------------------------------------------------------
Life of fund               480.53   452.95   384.91   384.91   426.20   409.10
Annual average               8.23     7.99     7.35     7.35     7.75     7.59
------------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 3/31/99

                                          Lehman Brothers
                                             Municipal            Consumer
                                            Bond Index           price index
------------------------------------------------------------------------------
6 months                                       1.49%                0.98%
------------------------------------------------------------------------------
1 year                                         6.20                 1.73
------------------------------------------------------------------------------
5 years                                       44.43                12.09
Annual average                                 7.63                 2.31
------------------------------------------------------------------------------
10 years                                     120.84                34.91
Annual average                                 8.25                 3.04
------------------------------------------------------------------------------
Life of fund                                    N/A               183.51
Annual average                                  N/A                 4.80
------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75% and 3.25% respectively. Class B share returns for the 1-, 5-, and 10-year and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares, the higher operating expenses applicable to such shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

PRICE AND DISTRIBUTION INFORMATION
6 months ended 3/31/99

                                Class A       Class B      Class M
------------------------------------------------------------------------------
Distributions (number)             6             6            6
------------------------------------------------------------------------------
Income                         $0.224563    $0.194618     $0.211192
------------------------------------------------------------------------------
Capital gains1
------------------------------------------------------------------------------
Long-term                       0.015700     0.015700      0.015700
------------------------------------------------------------------------------
Short-term                      0.012000     0.012000      0.012000
------------------------------------------------------------------------------
  Total                        $0.252263    $0.222318     $0.238892
------------------------------------------------------------------------------
Share value:                  NAV      POP      NAV      NAV      POP
------------------------------------------------------------------------------
9/30/98                     $9.30    $9.76    $9.30    $9.32    $9.63
------------------------------------------------------------------------------
3/31/99                      9.12     9.57     9.12     9.15     9.46
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current dividend rate2       5.10%    4.86%    4.44%    4.79%    4.63%
------------------------------------------------------------------------------
Taxable equivalent3          8.44     8.05     7.35     7.93     7.67
------------------------------------------------------------------------------
Current 30-day SEC yield4    4.14     3.95     3.49     3.84     3.71
------------------------------------------------------------------------------
Taxable equivalent3          6.85     6.54     5.78     6.36     6.14
------------------------------------------------------------------------------

1Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

3Assumes maximum 39.6% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.

4Based only on investment income, calculated using SEC guidelines.

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% or class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.



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

Portfolio of investments owned
March 31, 1999 (Unaudited)

Key to Abbreviations
AMBAC           -- AMBAC Indemnity Corporation
COP             -- Certificate of Participation
FGIC            -- Financial Guaranty Insurance Company
FHA Insd.       -- Federal Housing Administration Insured
FHLMC           -- Federal Home Loan Mortgage Corporation
FNMA Coll.      -- Federal National Mortgage Association Collateralized
FRB             -- Floating Rate Bonds
FSA             -- Financial Security Assurance
GNMA Coll.      -- Government National Mortgage Association Collateralized
G.O. Bonds      -- General Obligation Bonds
IFB             -- Inverse Floating Rate Bonds
MBIA            -- Municipal Bond Investors Assurance Corporation
TRAN            -- Tax Revenue Anticipation Notes
VRDN            -- Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES  (99.6%) (a)
PRINCIPAL AMOUNT                                                                                RATINGS(RAT)         VALUE
Alabama  (1.2%)
--------------------------------------------------------------------------------------------------------------------------
     $    8,500,000  Fairfield, Indl. Dev. Auth. Rev. Bonds (USX Corp.),
                       Ser. A, 6.7s, 12/1/24                                                    Baa3        $    9,190,625
         10,000,000  Jackson Cnty., Hlth. Care Auth. Hosp. TRAN,
                       7 7/8s, 5/1/19                                                           BBB-/P          11,687,500
          3,750,000  Jefferson Cnty., Swr. Rev. Bond (Rites-PA),
                       Ser. 487 R, FRB, 8.2s, 2/1/38 (acquired 3/23/99,
                       cost $4,290,150) (RES)                                                   AAA              4,260,938
                                                                                                            --------------
                                                                                                                25,139,063

Arizona  (1.0%)
--------------------------------------------------------------------------------------------------------------------------
          6,510,000  AZ State Muni. Fin. Program COP, MBIA,
                       Ser. 34, 7 1/4s, 8/1/09                                                  AAA              8,056,125
         10,000,000  Mesa, Util. Syst. Rev. Bonds, FGIC, 7 1/4s, 7/1/12                         Aaa             12,625,000
                                                                                                            --------------
                                                                                                                20,681,125

California  (8.3%)
--------------------------------------------------------------------------------------------------------------------------
                     CA State G.O. Bonds
         10,000,000    6 1/2s, 2/1/08                                                           Aa3             11,700,000
         20,000,000    5 3/4s, 10/1/09                                                          Aa3             22,550,000
         10,890,000  Los Angeles Cnty., Dept. Wtr. & Elec. Pwr.  Auth.
                       Rev. Bonds, Ser. A, MBIA, 7 1/4s, 9/15/30                                Aa3             11,638,688
          7,500,000  CA Statewide Cmnty. Dev. Auth. COP
                       (The Internext Group), 5 3/8s, 4/1/30                                    BBB              7,340,625
          1,500,000  Los Angeles Cnty., Cmnty. Dev. Comm. Certif.
                        VRDN (Willowbrook), 2.7s, 11/1/15                                       A-1+             1,500,000
         18,900,000  Los Angeles Cnty., Sanitation Dist. Fin. Auth.
                       Rev. Bonds (Capital project), Ser. A, MBIA,
                       5s, 10/1/23                                                              AAA             18,711,000
          7,000,000  Los Angeles, Regl. Arpt. Impt. Rev. Bonds
                       (United Airlines, Inc.), Ser. G, 8.8s, 11/15/21                          Baa2             7,630,000
         10,150,000  Orange Cnty., Local Trans. Auth. IFB, FGIC, 7.911s,
                       2/14/11 (acquired 1/3/97, cost $10,393,516) (RES)                        Aaa             11,900,875
         11,285,000  San Diego Cnty., COP (Inmate Reception Ctr. &
                       Cooling), MBIA, 6 3/4s, 8/1/19                                           Aaa             13,104,706
                     San Joaquin Hills, Trans. Corridor Agcy. Rev. Bonds
         53,760,000    zero %, 1/1/24                                                           Aaa             15,456,000
         39,225,000    zero %, 1/1/22                                                           Aaa             12,502,969
         27,400,000    zero %, 1/1/18                                                           Aaa             10,651,750
         17,690,000  San Jose, Redev. Agcy. Tax Alloc. Rev. Bonds
                       (Merged Area Redev.), MBIA, 5s, 8/1/20                                   Aaa             17,535,213
         17,375,000  U. of CA Rev. Bonds (UCSD Med. Ctr. Satellite
                       Med. Fac.), 7.9s, 12/1/19                                                A-/P            18,098,321
                                                                                                            --------------
                                                                                                               180,320,147

Colorado  (6.6%)
--------------------------------------------------------------------------------------------------------------------------
                     Arapahoe Cnty., Cap. Impt. Trust Fund Hwy.
                       Rev. Bonds, Ser. E-470
         17,000,000    7s, 8/31/26                                                              Aaa             20,208,750
          5,000,000    6.95s, 8/31/20                                                           Aaa              5,931,250
                     Denver, City & Cnty. Arpt. Rev. Bonds
         28,660,000    Ser. A, 8 3/4s, 11/15/23                                                 Baa1            32,027,550
         10,340,000    Ser. A, 8 3/4s, 11/15/23 (Prerefunded)                                   Aaa             11,813,450
          3,675,000    Ser. A, MBIA, 8 3/4s, 11/15/23                                           Aaa              4,189,500
          1,325,000    Ser. A, MBIA, 8 3/4s, 11/15/23 (Prerefunded)                             Aaa              1,513,813
          4,800,000    Ser. A, 8 1/2s, 11/15/23                                                 Baa1             5,178,000
            455,000    Ser. A, 8 1/2s, 11/15/23 (Prerefunded)                                   Aaa                498,794
          2,745,000    Ser. A, MBIA, 8 1/2s, 11/15/23                                           Aaa              3,002,344
            260,000    Ser. A, MBIA, 8 1/2s, 11/15/23 (Prerefunded)                             Aaa                285,025
         22,050,000    Ser. A, 7 1/4s, 11/15/25                                                 AAA             25,026,750
          3,980,000    Ser. B, 7 1/4s, 11/15/23                                                 Baa1             4,353,125
          1,020,000    Ser. B, 7 1/4s, 11/15/23 (Prerefunded)                                   Aaa              1,151,325
         20,000,000  Denver, City & Cnty. Arpt. Special Fac. Arpt.
                       Rev. Bonds (United Air Lines, Inc.), Ser. A,
                       6 7/8s, 10/1/32                                                          Baa3            21,475,000
          5,000,000  Denver, City & Cnty. Single Family Mtg. Rev.
                       Bonds (Metro Mayors Conference), Ser. A,
                       FHLMC, FNMA Coll., GNMA Coll., 6s, 10/1/22                               AAA              5,275,000
                                                                                                            --------------
                                                                                                               141,929,676

Connecticut  (1.2%)
--------------------------------------------------------------------------------------------------------------------------
          8,000,000  CT State Dev. Auth. Poll. Control Rev. Bonds
                       (Western MA), Ser. A, 5.85s, 9/1/28                                      Ba3              8,020,000
                     Mashantucket, Western Pequot Tribe 144A Rev.
                       Bonds, Ser. A.,
          7,565,000    6.4s, 9/1/11 (acquired 12/1/97, cost
                       $7,496,413) (RES)                                                        Baa2             8,359,325
          7,435,000    6.4s, 9/1/11 (Prerefunded) (acquired 12/1/97,
                       cost $7,367,591) (RES)                                                   Aaa              8,587,425
                                                                                                            --------------
                                                                                                                24,966,750

District of Columbia  (4.3%)
--------------------------------------------------------------------------------------------------------------------------
                     DC G.O. Bonds, Ser. A
         39,250,000    6 3/8s, 6/1/26                                                           AAA             45,088,438
         38,175,000    6s, 6/1/26                                                               Ba1             40,370,063
          7,000,000  DC, Georgetown U. IFB, 9.545s, 4/25/22                                     A1               8,093,750
                                                                                                            --------------
                                                                                                                93,552,251

Florida  (2.6%)
--------------------------------------------------------------------------------------------------------------------------
         11,010,000  FL State Gen. Svcs. FRB, FSA , 8 1/4s, 7/1/17
                       (acquired 9/2/98, cost $14,265,001) (RES)                                AAA/P           14,037,750
         18,500,000  Hernando Cnty. Rev. Bonds (Criminal Justice
                       Complex Fin.), FGIC, 7.65s, 7/1/16 (SEG)                                 Aaa             24,674,375
         16,375,000  Martin Cnty., Indl. Dev. Auth. Rev. Bonds
                       (Indian Cogeneration), Ser. A, 7 7/8s, 12/15/25                          Baa3            17,111,875
                                                                                                            --------------
                                                                                                                55,824,000

Georgia  (4.7%)
--------------------------------------------------------------------------------------------------------------------------
         12,000,000  De Kalb Cnty., Muni. Hsg. Auth. Rev. Bonds
                       (Briarcliff Park Apts.), Ser. A, 7 1/2s, 4/1/17                          AAA             13,485,000
                     GA Muni. Auth. Elec. Pwr. Rev. Bonds
         10,000,000    Ser. B, FGIC, 8 1/4s, 1/1/11                                             Aaa             13,325,000
         16,700,000    Ser. Y, AMBAC, 6.4s, 1/1/13                                              Aaa             19,497,250
                     GA State G.O. Bonds
         10,460,000    Ser. D, 6.8s, 8/1/11                                                     Aaa             12,761,200
         15,840,000    Ser. A, 6 1/4s, 4/1/09                                                   Aaa             18,275,400
         21,790,000    Ser. B, 6 1/4s, 4/1/09                                                   Aaa             25,140,213
                                                                                                            --------------
                                                                                                               102,484,063

Hawaii  (1.1%)
--------------------------------------------------------------------------------------------------------------------------
         10,560,000  HI State G.O. Bonds, Ser. CO, FGIC, 6s, 3/1/08                             Aaa             11,814,000
         10,600,000  Honolulu, City & Cnty. Rev. Bonds, MBIA,
                       5.45s, 9/11/08                                                           AAA             11,395,000
                                                                                                            --------------
                                                                                                                23,209,000

Illinois  (2.4%)
--------------------------------------------------------------------------------------------------------------------------
                     Chicago, Board of Ed. G.O. Bonds, Ser. A
          5,400,000    FGIC, zero %, 12/1/17                                                    AAA              2,058,750
          7,750,000    FGIC, zero %, 12/1/16                                                    AAA              3,138,750
                     Chicago, O'Hare Intl. Arpt. Special Fac. Rev. Bonds
         14,500,000    (American Airlines, Inc.), 8.2s, 12/1/24                                 Baa1            17,182,500
          4,280,000    (United Air Lines, Inc.), Ser. C, 8.2s, 5/1/18                           Baa2             4,419,014
                     IL Dev. Fin. Auth. Rev. Bonds (Cmnty. Rehab.
                       Providers Fac.)
          3,335,000    8 3/4s, 7/1/11                                                           BB/P             3,618,475
          1,705,000    8 3/4s, 7/1/11 (Prerefunded)                                             AAA/P            1,888,287
          8,000,000  IL Dev. Fom. Auth. IFB (St. Luke's Med. Ctr.),
                       MBIA, 8.602s, 10/1/24                                                    Aaa              9,500,000
          2,000,000  IL Hlth. Fac. Auth. IFB (Methodist Hlth.),
                       AMBAC, 10.774s, 5/18/21                                                  Aaa              2,335,000
          5,000,000  IL Hlth. Fac. Auth. Rev. Bonds (Advocate Hlth.),
                       Ser. B, MBIA, 5 1/4s, 8/15/18                                            AAA              5,037,500
          3,000,000  IL Hsg. Dev. Auth. IFB, 11.051s, 2/1/20
                       (acquired 4/8/92, cost $3,354,527) (RES)                                 Aa1              3,175,200
                                                                                                            --------------
                                                                                                                52,353,476

Indiana  (2.6%)
--------------------------------------------------------------------------------------------------------------------------
          9,000,000  Fort Wayne, Hosp. Auth. Rev. Bonds (Parkview
                       Hlth. Syst., Inc.), MBIA, 4 3/4s, 11/15/28                               Aaa              8,313,750
          4,150,000  IN State Dev. Fin. Auth. Rev. Bonds (USX Corp.),
                       5.6s, 12/1/32                                                            Baa2             4,129,250
         30,000,000  Indianapolis Indl. Arpt. Auth. Special Fac. Rev.
                       Bonds (United Airlines), Ser. A, 6 1/2s, 11/15/31                        Baa2            32,287,500
         10,480,000  Indianapolis, Local Pub. Impt Bd.. Rev. Bonds,
                       Ser. A, 6s, 2/1/11                                                       Aaa             11,999,600
                                                                                                            --------------
                                                                                                                56,730,100

Kansas  (1.5%)
--------------------------------------------------------------------------------------------------------------------------
         18,200,000  Burlington, Poll. Control IFB (KS Gas & Electric),
                       Ser. 91-4, MBIA, 3s, 6/1/31 (acquired various
                       dates from 6/20/19 to 2/14/94,
                       cost $19,756,448) (RES)                                                  Aaa             21,180,250
          9,790,000  Kansas City, Util. Syst. Rev. Bonds, FGIC,
                       6 1/4s, 9/1/14                                                           Aaa             10,977,038
                                                                                                            --------------
                                                                                                                32,157,288

Kentucky  (1.1%)
--------------------------------------------------------------------------------------------------------------------------
         11,065,000  Boone Cnty. Poll. Control Rev. Bonds
                       (Dayton Pwr. & Lt. Co.), Ser. A,
                       6 1/2s, 11/15/22                                                         Aa3             12,171,500
                     Jefferson Cnty., Hosp. Rev. Bonds IF
          3,800,000    6.436s, 10/1/14                                                          Aaa              4,142,000
          6,400,000    6.436s, 10/23/14 (Prerefunded)                                           AAA              7,088,000
                                                                                                            --------------
                                                                                                                23,401,500

Louisiana  (2.1%)
--------------------------------------------------------------------------------------------------------------------------
          7,000,000  De Soto Parish, Poll. Control Rev. Bonds
                       (Southwestern Elec. Pwr. Co.), 7.6s, 1/1/19                              A1               7,971,250
         17,800,000  Lake Charles, Harbor & Term. Dist. Port Fac.
                       Rev. Bonds (Trunkline Co.), 7 3/4s, 8/15/22                              A3              20,069,500
                     W. Feliciana, Parish Poll. Control Rev. Bonds
                       (Gulf States Util. Co.)
          8,000,000    8s, 12/1/24                                                              Ba1              8,332,320
          8,565,000    Ser. III, 7.7s, 12/1/14                                                  Ba1              9,410,794
                                                                                                            --------------
                                                                                                                45,783,864

Maine  (0.6%)
--------------------------------------------------------------------------------------------------------------------------
         11,935,000  Bucksport Solid Waste Disp. Rev. Bonds
                       (Champion Intl. Corp.), 6 1/4s, 5/1/10                                   Baa1            12,561,588

Massachusetts  (8.3%)
--------------------------------------------------------------------------------------------------------------------------
         15,850,000  Boston, Rev. Bonds (Boston City Hosp.), Ser. A,
                       FHA Insd., 7 5/8s, 2/15/21                                               Aaa             17,038,750
          9,800,000  MA Muni. Whsl. Elec. Co. Pwr. Supply Syst. Rev.
                       Bonds, MBIA, 6 1/2s, 7/1/05                                              Aaa             11,012,750
         20,000,000  MA Sate Rev. Bonds (Grant Anticipation Notes),
                       Ser. A, MBIA, 5 1/2s, 6/15/13                                            Aaa             21,700,000
          5,020,000  MA State Cons. Loan G.O. Bonds, Ser. C,
                       7 1/2s, 12/1/07                                                          Aaa              5,446,700
                     MA State G.O. Bonds
         11,595,000    Ser. 25, 8.22s, 11/1/11 (acquired 8/13/98,
                       cost $14,375,270) (RES)                                                  Aa3             14,769,131
          7,800,000    Ser. A, AMBAC, 5 3/4s, 8/1/09                                            AAA              8,677,500
          5,285,000    Ser. C, FGIC, 5 3/4s, 8/1/11                                             AAA              5,905,988
          5,425,000    Ser. C, AMBAC, 5 3/4s, 8/1/10                                            AAA              6,082,781
                     MA State Hlth. & Edl. Fac. Auth. IFB
         11,000,000    (St. Elizabeth Hosp.), Ser. E, FSA, 10.17s,
                       8/12/21                                                                  Aaa             12,787,500
         18,000,000    (Beth Israel-Deaconess Hosp.), AMBAC,
                       8.46s, 10/1/31                                                           Aaa             20,992,500
                     MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
          8,000,000    (Waltham-Weston Hosp. & Med. Ctr.),
                       Ser. B, 8 3/8s, 7/1/15                                                   Baa3             8,630,000
          5,370,000    (Worcester Polytech Inst.), Ser. E, 6 5/8s,
                       9/1/17                                                                   Aaa              5,953,987
          7,000,000    AMBAC, 6.55s, 6/23/22                                                    Aaa              7,980,000
          6,000,000    (Caritas Christian Oblig. Group), Ser. A,
                       5 5/8s, 7/1/20                                                           Baa2             5,962,500
                     MA State Indl. Fin. Agcy. Res. Recvy. Rev. Bonds
                       (Southeastern MA)
          4,500,000    Ser. B, 9 1/4s, 7/1/15                                                   BB-/P            5,006,250
          7,000,000    Ser. A, 9s, 7/1/15                                                       BB-/P            7,770,000
                     MA State Port Auth. Rev Bonds
          5,350,000    FGIC, 7 1/2s, 7/1/20                                                     Aaa              5,684,375
          1,650,000    Ser. A, FGIC, 7 1/2s, 7/1/20                                             Aaa              1,761,375
          5,700,000    Stepped-coupon zero %, 13s, (13s, 1/1/04),
                       7/1/13 (STP)                                                             AAA/P            7,032,375
                                                                                                            --------------
                                                                                                               180,194,462

Michigan  (3.7%)
--------------------------------------------------------------------------------------------------------------------------
          7,000,000  Detroit, G.O. Bonds, Ser. B, AMBAC,
                       6 1/4s, 4/1/08                                                           AAA              7,787,500
          4,400,000  Detroit, Loc. Dev. Fin. Auth. Tax Increment Rev.
                       Bonds, Ser. A, 5 1/2s, 5/1/21                                            BB-/P            4,323,000
         11,355,000  Greater Detroit, Res. Recvy. Auth. Rev. Bonds,
                       Ser. A, AMBAC, 6 1/4s, 12/13/08                                          Aaa             13,072,444
         13,845,000  MI State Hosp. Fin. Auth. Rev. Bonds
                       (Sinai Hosp.), 6.7s, 1/1/26                                              A-              14,589,169
         10,000,000  MI State Strategic Fund Ltd. Rev. Bonds (Detroit
                       Edison Co.), Ser. A, MBIA, 5.55s, 9/1/29 (FWC/WIS)                       Aaa             10,087,500
         10,000,000  MI State Stragetic Fund Solid Waste Disp. Rev.
                       Bonds (SD Warren Co.), Ser. C, 7 3/8s, 1/15/22                           BB-/P           11,150,000
          6,745,000  Pontiac, Hosp. Fin. Auth. Rev. Bonds, 6s, 8/1/13                           Baa3             6,947,350
         10,490,000  Wayne Charter Cnty., Special Arpt. Fac. Rev.
                       Bonds (Northwest Airlines Inc.), 6 3/4s, 12/1/15                         BB+/P           11,473,438
                                                                                                            --------------
                                                                                                                79,430,401

Minnesota  (0.8%)
--------------------------------------------------------------------------------------------------------------------------
         15,750,000  MN State Hsg. Fin. Agcy. Single Fam. Rev. Bonds,
                       Ser. E, 6.85s, 1/1/24                                                    AA+             16,655,625

Missouri  (0.7%)
--------------------------------------------------------------------------------------------------------------------------
         14,400,000  MO State Hlth. & Edl. Fac. Auth. Rev. Bonds
                       (BJC Hlth. Syst.), Ser. A, 6 1/2s, 5/15/20                               Aa2             16,290,000

Montana  (0.7%)
--------------------------------------------------------------------------------------------------------------------------
         14,000,000  MT State Hlth. Fac. Auth. Hosp. Hosp. IFB
                       (Deaconess Med. Ctr.), Ser. B, AMBAC,
                       8.181s, 3/8/16                                                           Aaa             15,855,000

Nebraska  (1.0%)
--------------------------------------------------------------------------------------------------------------------------
          9,000,000  NE Investment Fin. Auth. Hosp. IFB, MBIA,
                       10.197s, 11/15/16                                                        Aaa             10,563,750
                     NE Investment Fin. Auth. Single Fam. Mtge. IFB
          3,150,000    GNMA Coll., 9.159s, 9/15/24                                              Aaa              3,528,000
          7,000,000    Ser. B, GNMA Coll., 8.949s, 10/17/23                                     Aaa              7,778,750
                                                                                                            --------------
                                                                                                                21,870,500

New Hampshire  (0.7%)
--------------------------------------------------------------------------------------------------------------------------
         10,500,000  NH State Tpk. Sys. IFB, FGIC, 10.245s, 11/1/17                             AAA             14,096,250

New Jersey  (1.5%)
--------------------------------------------------------------------------------------------------------------------------
                     NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds (Raritan
                       Bay Med. Ctr.)
         13,500,000    7 1/4s, 7/1/27                                                           B-/P            14,259,375
          6,300,000    7 1/4s, 7/1/14                                                           B-/P             6,678,000
         10,000,000  NJ State Trans. Trust Fund Auth. Rev. Bonds
                       (Trans. Syst.), Ser. B, MBIA, 6 1/2s, 6/15/10                            Aaa             11,812,500
                                                                                                            --------------
                                                                                                                32,749,875

New York  (11.5%)
--------------------------------------------------------------------------------------------------------------------------
         12,500,000  Long Island, Pwr. Auth. NY Elec. Syst. IFB, 7 1/4s,
                       12/1/24 (acquired 5/19/98, cost $13,565,566) (RES)                       A-/P            14,078,125
         10,000,000  Long Island, Pwr. Auth. NY Elec. Syst. Rev. Bonds,
                       Ser. A, FSA, 5 1/2s, 12/1/13                                             AAA             10,912,500
          4,000,000  Long Island, Pwr. Auth. NY Elec. Syst. VRDN,
                       Ser. 1, 2.9s, 5/1/33                                                     VMIGI            4,000,000
                     NY City, G.O. Bonds
          4,600,000    Ser. F, 8.4s, 11/15/07                                                   Aaa              5,215,250
          4,855,000    Ser. F, 8.4s, 11/15/06                                                   Aaa              5,504,356
          4,635,000    Ser. F, 8.4s, 11/15/05                                                   Aaa              5,254,931
         29,335,000    (Group B), Ser. D, 8 1/4s, 8/1/12                                        Aaa             32,781,863
          9,800,000    Ser. D, 8 1/4s, 8/1/11 (Prerefunded)                                     Aaa             10,951,500
         13,235,000    Ser. B, MBIA, 6 1/2s, 8/15/10                                            Aaa             15,534,581
          6,765,000    Ser. D, MBIA, 6 1/2s, 11/1/09                                            Aaa              7,915,050
         10,000,000  NY City, Indl. Dev. Agcy. Rev. Bonds
                       (Visy Paper Inc.), 7.95s, 1/1/28                                         B/P             11,175,000
                     NY City, Indl. Dev. Agcy. Special Fac. Rev. Bonds
         15,000,000    (American Airlines, Inc.), 6.9s, 8/1/24                                  Baa1            16,612,500
          8,250,000    (British Airways), 5 1/4s, 12/1/32                                       A2               8,136,563
                     NY State Dorm. Auth. Rev. Bonds
         13,100,000    (State U. Edl. Fac.), Ser. A, 7.7s, 5/15/12                              Aaa             13,967,875
         10,900,000    (Construction City U. Syst.), Ser. A, 6s, 7/1/20                         Baa1            12,194,375
         12,485,000    (Construction City U. Syst.), Ser. A, 5 3/4s, 7/1/18                     Baa1            13,483,800
         23,100,000    (State U. Edl. Fac.), Ser. A, 5 1/2s, 5/15/19                            A3              24,543,750
          7,515,000    (North Shore U. Hosp.), MBIA, 5 1/2s, 11/1/11                            AAA              8,153,775
          5,000,000    (State U. Edl. Facs.), Ser. A, MBIA, 4 3/4s, 5/15/25                     AAA              4,750,000
          4,400,000  NY State Env. Fac. Corp. Poll. Control Rev.
                       Bonds (State Wtr. Revolving Fund), Ser. A,
                       7 1/2s, 6/15/12                                                          Aa2              4,680,500
                     NY State Med. Care Fac.Fin. Agcy. Rev. Bonds
                       (Mental Hlth. Svcs. Fac.), Ser. B
          2,480,000    7 5/8s, 8/15/17                                                          A3               2,709,400
          5,450,000    7 5/8s, 8/15/17 (Prerefunded)                                            A-               6,042,687
         10,000,000  NY State Thruway Auth. Rev. Bonds, 6s, 4/1/12                              Baa1            10,937,500
                                                                                                            --------------
                                                                                                               249,535,881

North Carolina  (4.6%)
--------------------------------------------------------------------------------------------------------------------------
         10,000,000  Intermountain Pwr. Agcy Rev. Bonds, MBIA,
                       6s, 1/1/18                                                               Aaa             11,325,000
         19,700,000  NC Eastern Muni. Pwr. Agcy. Syst. IFB, FGIC,
                       9.278s, 1/1/25 (acquired 3/3/93,
                       cost $3,116,820) (RES)                                                   Aaa             24,969,750
         11,680,000  NC Eastern Muni. Pwr. Agcy. Syst. Rev. Bonds,
                       Ser. C, MBIA, 7s, 1/1/13                                                 Aaa             14,439,400
         41,000,000  NC Muni. Pwr. Agcy. Rev. Bonds
                       (No. 1, Catawba Elec.), AMBAC, 8s, 1/1/06                                Aaa             49,814,995
                                                                                                            --------------
                                                                                                               100,549,145

Ohio  (1.8%)
--------------------------------------------------------------------------------------------------------------------------
          1,519,746  Lake Cnty. Indl. Dev. Rev. Bonds (Madison Inn
                       Hlth. Ctr.), FHA Insd., 12s, 5/1/14                                      A-/P             1,568,241
          4,273,000  OH Hsg. Fin. Agcy. Single Fam. Mtge. IFB,
                       Ser. A-2, GNMA Coll., 10.227s, 3/24/31                                   Aaa              4,764,395
                     OH Hsg. Fin. Agcy. Single Fam. Mtge. Rev. Bonds
          7,775,000    Interest Only (IO), Ser. 4, GNMA Coll., 9s,
                       9/1/01                                                                   AAA/P            1,584,156
          8,850,000    GNMA Coll., 7.8s, 3/1/30                                                 AAA              9,189,132
                     OH Hsg. Fin. Agcy. Single Fam. Mtge. Rev. Bonds
          7,775,000    GNMA Coll., stepped-coupon zero %
                       (9s, 9/1/01) 9/1/18 (acquired various
                       dates from 10/20/93 to 7/10/95,
                       cost $5,675,782) (RES) (STP)                                             AAA/P            7,055,813
         15,000,000  OH State, Tpk. Comm. Rev. Bonds, Ser. B, FGIC,
                       4 3/4s, 2/15/28                                                          AAA             14,325,000
                                                                                                            --------------
                                                                                                                38,486,737

Oklahoma  (0.7%)
--------------------------------------------------------------------------------------------------------------------------
          6,500,000  OK Dev. Fin. Auth. Rev. Bonds (Hillcrest
                       Healthcare), Ser. A, 5 5/8s, 8/15/29                                     BBB+             6,467,500
          9,160,000  Tulsa Muni. Arpt. Trust Rev. Bonds (American
                       Airlines, Inc.), 7 3/8s, 12/1/20                                         Baa1             9,755,400
                                                                                                            --------------
                                                                                                                16,222,900

Pennsylvania  (3.7%)
--------------------------------------------------------------------------------------------------------------------------
          8,150,000  Allegheny Cnty., Arpt. Rev. Bonds (Pittsburgh Intl.
                       Arpt.), Ser. A, MBIA, 5 3/4s, 1/1/11                                     Aaa              8,852,938
          5,750,000  Beaver Cnty., Indl. Dev. Auth. Poll. Control Rev.
                       Bonds (Ohio Edison), Ser. A, 7 3/4s, 9/1/24                              Baa3             5,936,817
          8,360,000  Clearfield Hosp. Auth. Rev. Bonds
                       (Clearfield Hosp.), 6 7/8s, 6/1/16                                       BBB              9,101,950
                     PA Econ. Dev. Fin. Auth. Res. Recvy. Rev. Bonds
         12,700,000    Ser. A, 6.4s, 1/1/09 (Northampton Generating)                            BBB-            13,430,250
          6,000,000    Ser. D, 7.15s, 12/1/18                                                   BBB-             6,630,000
         10,000,000    Ser. D, 7 1/8s, 12/1/15                                                  BBB-            11,037,500
         20,000,000  PA State, Tpk. Comm. Oil Franchise Tax Rev.
                       Bonds, Ser. B, AMBAC, 4 3/4s, 12/1/27                                    AAA             18,950,000
          3,400,000  Philadelphia, G.O. Bonds, FGIC, 4 3/4s, 5/15/20                            AAA              3,247,000
         10,000,000  Philadelphia, Hosp. & Higher Ed. Fac. Auth. Rev.
                       Bonds (Graduate Hlth. Syst.), 7 1/4s, 7/1/10
                       (acquired 4/11/96, cost $10,062,500)
                       (in default) (RES) (NON)                                                 CCC              3,300,000
                                                                                                            --------------
                                                                                                                80,486,455

Puerto Rico  (1.6%)
--------------------------------------------------------------------------------------------------------------------------
         23,355,000  Cmnwlth of PR, Pub. Bldg. Auth. Gtd. Ed. & Hlth.
                       Fac. Rev. Bonds, Ser. M, AMBAC, 5 3/4s, 7/1/10                           Aaa             26,157,600
          6,700,000  PR, Hwy. & Trans. Auth. Rev. Bonds, MBIA,
                       6 1/4s, 7/1/12                                                           Aaa              7,897,625
                                                                                                            --------------
                                                                                                                34,055,225

South Carolina  (0.9%)
--------------------------------------------------------------------------------------------------------------------------
          4,695,000  Florence Cnty., Indl. Dev. Auth. Rev. Bonds
                       (Stone Container Corp.), 7 3/8s, 2/1/07                                  B+/P             5,011,912
         13,500,000  Spartanburg Cnty. Hosp. Fac. Rev. Bonds, FSA,
                       6.416s, 4/13/22                                                          Aaa             14,782,500
                                                                                                            --------------
                                                                                                                19,794,412

Tennessee  (0.5%)
--------------------------------------------------------------------------------------------------------------------------
         40,000,000  Metro. Nashville & Davidson Cnty. Hlth. & Ed.
                       Fac. Board Rev. Bonds (Volunteer Hlth. Care),
                       zero %, 6/1/21                                                           Aaa             11,550,000

Texas  (9.9%)
--------------------------------------------------------------------------------------------------------------------------
          4,250,000  Abilene, Hlth. Fac. Dev. Corp. Rev. Bonds
                       (Sears Methodist Retirement), Ser. A, 5 7/8s,
                       11/15/18                                                                 BB+/P            4,218,125
         35,000,000  Alliance, Arpt. Auth. Special Fac. Rev. Bonds
                       (American Airlines, Inc.), 7 1/2s, 12/1/29                               Baa1            37,318,750
          9,000,000  Bexar Cnty., Hlth. Fac. Dev. Corp. Rev. Bonds,
                       MBIA, 5 1/4s, 11/15/31                                                   AAA              9,056,250
          3,500,000  Bowie Cnty., Ind. Dev. Corp. VRDN (Texarkana
                       Newspapers, Inc.), 2.8s, 11/1/25                                         A-1+             3,500,000
         15,000,000  Dallas Cnty., G.O. Bonds (Flood Control Dist. #1),
                       stepped-coupon zero % (8.5s, 10/1/99), 4/1/16
                       (acquired 11/18/94, cost $10,059,000) (RES) (STP)                        BB-/P           17,212,500
         25,250,000  Gulf Coast, Waste Disposal Auth. Rev. Bonds
                       (Champion Intl. Corp.), 7.45s, 5/1/26                                    Baa1            27,301,563
                     Houston, Arpt. Syst. Rev. Bonds (Continental)
         10,880,000    Ser. B, 5.7s, 7/15/29                                                    Ba1             10,784,800
          8,000,000    Ser. C, 5.7s, 7/15/29                                                    Ba1              7,930,000
         10,805,000  Lufkin, Hlth. Fac. Dev. Corp. Rev. Bonds
                       (Memorial Hlth. Syst.of East TX),
                       6 7/8s, 2/15/26                                                          BBB-            11,926,019
          1,970,000  Montgomery Cnty., Hlth. Fac. Dev. Corp. Rev.
                       Bonds (Woodlands Med. Ctr.), 8.85s, 8/15/14                              A-/P             2,039,915
         20,000,000  North Central Hlth. Fac. Dev. Corp. IFB
                       (Baylor U. Med. Ctr.), Ser. A, 8.752s, 5/15/16                           Aa2             23,500,000
                     San Antonio, Elec. & Gas Rev. Bonds, Ser. A
          3,000,000    5 1/4s, 2/1/14                                                           Aa1              3,120,000
          3,000,000    4 1/2s, 2/1/21                                                           Aa1              2,782,500
          6,600,000  San Antonio, G.O. Bonds, Ser. 2000, 5s, 2/1/20                             AA+              6,294,750
          6,500,000  Texas State Indl. Dev. Corp. Rev. Bonds
                       (Arco Pipeline Co.), 7 3/8s, 10/1/20                                     A                8,409,375
          4,350,000  TX State Dept. of Hsg. & Cmnty. Affairs
                       Home Mtge. IFB, Ser. B-2, GNMA Coll.,
                       10.271s, 6/18/23                                                         AAA              4,670,813
          9,500,000  TX State (Nat'l. Research Lab. Communication
                       Superconductor), G.O. Bonds, 7 1/8s, 4/1/20                              Aaa             10,047,960
         20,800,000  TX State Rev. Bonds, 6.2s, 9/30/11                                         Aa2             24,050,000
                                                                                                            --------------
                                                                                                               214,163,320

Utah  (1.3%)
--------------------------------------------------------------------------------------------------------------------------
         19,065,000  Intermountain Pwr. Agcy. Rev. Bonds, (UT State
                       Pwr. Supply), Ser. B, MBIA, 6 1/2s, 7/1/09                               Aaa             22,306,050
          5,000,000  Salt Lake City, Hosp. Rev. Bonds (IHC Hosps. Inc.),
                       Ser. A, 8 1/8s, 5/15/15                                                  AAA              6,468,750
                                                                                                            --------------
                                                                                                                28,774,800

Vermont  (0.4%)
--------------------------------------------------------------------------------------------------------------------------
          7,600,000  VT Edl. & Hlth. Bldg. Fin. Agcy. Rev. Bonds
                       (Hosp. Med. Ctr.), FGIC, 7s, 9/1/19                                      AAA              8,303,000

Virginia  (2.8%)
--------------------------------------------------------------------------------------------------------------------------
          3,800,000  Culpepper, Ind. Dev. Auth. Res. Care Fac.
                       VRDN (Baptist Homes), 3s, 11/1/17                                        A-1+             3,800,000
         10,500,000  Henrico Cnty., Indl. Dev. Auth. IFB (Bon Secours
                       Hlth. Syst.), FSA, 8.988s, 8/23/27                                       Aaa             13,400,625
          5,000,000  Norfolk, Cnth., Wtr. Rev. Bonds, MBIA,
                       5.9s, 11/1/25                                                            Aaa              5,418,750
         30,000,000  Winchester, Indl. Dev. Auth. IFB (Winchester
                       Med. Ctr.), AMBAC, 5s, 1/21/14                                           Aaa             37,762,500
                                                                                                            --------------
                                                                                                                60,381,875

Washington  (1.0%)
--------------------------------------------------------------------------------------------------------------------------
          5,200,000  Port of Moses Lake, Pub. Corp. Poll. Control Rev.
                       Bonds (Union Carbide Corp.), 7 1/2s, 8/1/04                              Baa2             5,207,384
                     WA State Hlth. Care Fac. Auth. Rev. Bonds
                       (Hutchinson Cancer Ctr.), Ser. D
          8,400,000    7 3/8s, 1/1/18                                                           Aa2              9,009,000
          7,700,000    7.3s, 1/1/12                                                             Aa2              8,258,250
                                                                                                            --------------
                                                                                                                22,474,634

Wisconsin  (0.2%)
--------------------------------------------------------------------------------------------------------------------------
          3,115,000  WI Hsg. & Econ. Dev. Auth. IFB (Home
                       Ownership Dev.), 9.475s, 10/25/22                                        Aa3              3,457,650
--------------------------------------------------------------------------------------------------------------------------
                     Total Investments   (cost $1,983,093,618)(b)                                           $2,156,472,038
--------------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $2,164,902,502.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at
      March 31, 1999, for the securities listed. Ratings are generally ascribed to securities at the time of issuance.
      While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at March 31, 1999. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

  (b) The aggregate identified cost on a tax basis is $1,983,144,999, resulting in gross unrealized appreciation and depreciation of $186,319,208 and $12,992,169, respectively, or net unrealized appreciation of $173,327,039.

(NON) Non-income-producing security.

(STP) The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin receiving interest at this rate.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at March 31, 1999, was $152,887,082 or 7.1% of net assets.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at March 31, 1999.

(FWC/WIS) When-issued securities (Note 1).

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities
      Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      The rates shown on FRB are current interest rates shown at March 31, 1999, which are subject to change based on the terms of the security.

      The rates shown on IFB, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDN's are the current interest rates at March 31, 1999.

      The fund had the following industry group concentrations greater than 10% at March 31, 1999 (as a percentage of net assets):

          Transportation                  21.8%
          Hospital/Health care            15.6
          Utilities                       14.9

      The fund had the following insurance concentrations greater than 10% at March 31, 1999 (as a percentage of net assets):

          MBIA                            14.5%
          AMBAC                           10.9

-------------------------------------------------------------------------------------------
Futures Contracts Outstanding at March 31, 1999 (Unaudited)
                                       Aggregate Face    Expiration      Unrealized
                         Total Value        Value           Date         Depreciation
-------------------------------------------------------------------------------------------
Muni Index Future (Short)  $5,561,719    $5,543,145        Jun. 99        $(18,574)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
March 31, 1999 (Unaudited)
Assets
-----------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $1,983,093,618) (Note 1)                                        $2,156,472,038
-----------------------------------------------------------------------------------------------
Cash                                                                                     74,224
-----------------------------------------------------------------------------------------------
Interest and other receivables                                                       30,963,525
-----------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                  639,082
-----------------------------------------------------------------------------------------------
Receivable for securities sold                                                        8,986,197
-----------------------------------------------------------------------------------------------
Receivable for variation margin                                                          21,094
-----------------------------------------------------------------------------------------------
Total assets                                                                      2,197,156,160

Liabilities
-----------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                 4,533,383
-----------------------------------------------------------------------------------------------
Payable for securities purchased                                                     20,671,558
-----------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                            3,032,929
-----------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                          2,605,978
-----------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                              165,746
-----------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                            37,211
-----------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                              4,535
-----------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                1,141,241
-----------------------------------------------------------------------------------------------
Other accrued expenses                                                                   61,077
-----------------------------------------------------------------------------------------------
Total liabilities                                                                    32,253,658
-----------------------------------------------------------------------------------------------
Net assets                                                                       $2,164,902,502

Represented by
-----------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                  $2,022,746,456
-----------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                            (2,307,447)
-----------------------------------------------------------------------------------------------
Distributions in excess of gain on investments (Note 1)                             (28,896,353)
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                          173,359,846
-----------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                       $2,164,902,502

Computation of net asset value and offering price
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($1,912,658,829 divided by 209,625,867 shares)                                            $9.12
-----------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $9.12)*                                    $9.57
-----------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($241,892,164 divided by 26,517,828 shares)***                                            $9.12
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($10,351,509 divided by 1,131,478 shares)                                                 $9.15
-----------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $9.15)**                                   $9.46
-----------------------------------------------------------------------------------------------

  * On single retail sales of less than $25,000. On sale of $25,000 or more and on group sales, the offering price is reduced.

 ** On single retail sales of less than $50,000. On sale of $50,000 or more and on group sales, the offering price is reduced.

*** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.





Statement of operations
Six months ended March 31, 1999 (Unaudited)
Tax exempt interest income:                                                        $ 61,550,568
-----------------------------------------------------------------------------------------------

Expenses:
-----------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                      5,296,546
-----------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                        1,135,765
-----------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                        10,747
-----------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                          9,119
-----------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                 1,947,764
-----------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                 1,045,786
-----------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                    25,299
-----------------------------------------------------------------------------------------------
Reports to shareholders                                                                  24,929
-----------------------------------------------------------------------------------------------
Auditing                                                                                 35,175
-----------------------------------------------------------------------------------------------
Legal                                                                                    14,180
-----------------------------------------------------------------------------------------------
Postage                                                                                  45,805
-----------------------------------------------------------------------------------------------
Other                                                                                    55,430
-----------------------------------------------------------------------------------------------
Total expenses                                                                        9,646,545
-----------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                              (60,780)
-----------------------------------------------------------------------------------------------
Net expenses                                                                          9,585,765
-----------------------------------------------------------------------------------------------
Net investment income                                                                51,964,803
-----------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                      5,696,945
-----------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                      (1,611,181)
-----------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and futures during the period            (38,794,081)
-----------------------------------------------------------------------------------------------
Net loss on investments                                                             (34,708,317)
-----------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                               $ 17,256,486
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets
                                                                               Six months ended      Year ended
                                                                                       March 31    September 30
                                                                                          1999*            1998
---------------------------------------------------------------------------------------------------------------
Decrease in net assets
---------------------------------------------------------------------------------------------------------------
Operations:
---------------------------------------------------------------------------------------------------------------
Net investment income                                                            $   51,964,803  $  110,463,424
---------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                                      4,085,764      10,644,394
---------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments                                                                      (38,794,081)     37,008,150
---------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                 17,256,486     158,115,968
---------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
---------------------------------------------------------------------------------------------------------------
  From net investment income
    Class A                                                                         (47,618,637)   (101,505,109)
---------------------------------------------------------------------------------------------------------------
    Class B                                                                          (5,212,475)    (10,917,992)
---------------------------------------------------------------------------------------------------------------
    Class M                                                                            (225,754)       (452,794)
---------------------------------------------------------------------------------------------------------------
From net realized gain on investments
    Class A                                                                          (5,896,640)             --
---------------------------------------------------------------------------------------------------------------
    Class B                                                                            (744,982)             --
---------------------------------------------------------------------------------------------------------------
    Class M                                                                             (31,014)             --
---------------------------------------------------------------------------------------------------------------
Decrease from capital share transactions (Note 4)                                   (50,742,619)    (95,697,580)
---------------------------------------------------------------------------------------------------------------
Total decrease in net assets                                                        (93,215,635)    (50,457,507)

Net assets
---------------------------------------------------------------------------------------------------------------
Beginning of period                                                               2,258,118,137   2,308,575,644
---------------------------------------------------------------------------------------------------------------
End of period (including distributions in excess
of net investment income of $2,307,447 and
$1,215,384 respectively)                                                         $2,164,902,502  $2,258,118,137
---------------------------------------------------------------------------------------------------------------

 * Unaudited

   The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------------------------
                                 Six months
                                    ended
Per-share                          March 31
operating performance            (Unaudited)                                Year ended September 30
------------------------------------------------------------------------------------------------------------------------------------
                                    1999             1998             1997             1996             1995             1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                $9.30            $9.12            $8.76            $8.74            $8.55            $9.66
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                .22              .45              .48              .49              .52              .53
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments          (.15)             .19              .36              .02              .19             (.97)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                .07              .64              .84              .51              .71             (.44)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                   (.22)            (.46)            (.48)            (.49)            (.52)            (.54)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                      (.03)              --               --               --               --             (.07)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
realized gain on investments          --               --               --               --               --             (.06)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                 (.25)            (.46)            (.48)            (.49)            (.52)            (.67)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                      $9.12            $9.30            $9.12            $8.76            $8.74            $8.55
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)               .79*            7.22             9.89             5.94             8.58            (4.72)
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                $1,912,659       $1,998,387       $2,054,537       $2,117,684       $2,237,837       $2,232,611
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)            .40*             .81              .78              .78              .78              .77
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)           2.39*            4.92             5.40             5.58             6.03             5.97
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)              5.12*           29.61            52.33            92.99            68.23            59.27
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestments and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended September 30, 1995 and thereafter includes amounts paid through expense offset arrangements with PFTC. Prior period ratios exclude these amounts (Note 2).




Financial highlights
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------------------------
                                 Six months
                                    ended
Per-share                          March 31
operating performance            (Unaudited)                                 Year ended September 30
------------------------------------------------------------------------------------------------------------------------------------
                                    1999             1998             1997             1996             1995             1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                $9.30            $9.12            $8.76            $8.73            $8.53            $9.66
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                .19              .39              .43              .43              .46              .47
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments          (.15)             .19              .36              .03              .20             (.98)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                .04              .58              .79              .46              .66             (.51)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                   (.19)            (.40)            (.43)            (.43)            (.46)            (.49)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                      (.03)              --               --               --               --             (.07)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
realized gain on investments          --               --               --               --               --             (.06)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                 (.22)            (.40)            (.43)            (.43)            (.46)            (.62)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                      $9.12            $9.30            $9.12            $8.76            $8.73            $8.53
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)               .46*            6.52             9.18             5.38             8.01            (5.51)
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                  $241,892         $249,541         $245,759         $250,990         $246,407         $213,679
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)            .72*            1.46             1.43             1.43             1.43             1.41
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)           2.06*            4.28             4.75             4.92             5.34             5.31
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)              5.12*           29.61            52.33            92.99            68.23            59.27
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestments and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended September 30, 1995 and thereafter includes amounts paid through expense offset arrangements with PFTC. Prior period ratios exclude these amounts (Note 2).




Financial highlights
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------------------------
                                                  Six months
                                                     ended                                                         For the period
Per-share                                           March 31                                                        Feb. 16, 1995+
operating performance                             (Unaudited)               Year ended September 30                  to Sept. 30
------------------------------------------------------------------------------------------------------------------------------------
                                                     1999             1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                 $9.32            $9.14            $8.78            $8.75            $8.61
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .21              .43              .45              .46              .31
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                           (.14)             .19              .37              .03              .13
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                 .07              .62              .82              .49              .44
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.21)            (.44)            (.46)            (.46)            (.30)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                       (.03)              --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
realized gain on investments                           --               --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.24)            (.44)            (.46)            (.46)            (.30)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                       $9.15            $9.32            $9.14            $8.78            $8.75
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                                .75*            6.89             9.55             5.72             5.23*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                    $10,352          $10,191           $8,280           $5,732           $2,337
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                             .55*            1.11             1.08             1.06              .67*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            2.24*            4.65             5.07             5.26             3.04*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                               5.12*           29.61            52.33            92.99            68.23
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestments and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended September 30, 1995 and thereafter includes amounts paid through expense offset arrangements with PFTC. Prior period ratios exclude these amounts (Note 2).




Notes to financial statements
March 31, 1999 (Unaudited)

Note 1
Significant accounting policies

Putnam Tax Exempt Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax as is consistent with preservation of capital by investing primarily in a diversified portfolio of longer-term tax exempt securities.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. The fair value of restricted securities is determined by Putnam Investment Management, Inc. ("Putnam Management") the fund's Manager, a wholly-owned subsidiary of Putnam Investment, Inc., following procedures approved by the Trustees, and such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis.

Securities purchased or sold on a when-issued basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the security. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the six months ended March 31, 1999, the fund had no borrowings against the line of credit.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

F) Distributions to shareholders Income dividends are recorded daily by the fund and are distributed monthly. Capital gain distributions if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

G) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities is amortized using the effective yield method for bonds issued after September 27, 1985, and on a straight-line basis for bonds issued prior thereto. The premium in excess of the call price, if any, is amortized to the call date; thereafter, the remaining excess premium is amortized to maturity. Discounts on zero coupon bonds, original issue discount, stepped-coupon bonds are accreted according to the yield to maturity basis.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion, and 0.33% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the six months ended March 31, 1999, fund expenses were reduced by $60,780 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $1,280 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees currently limit payment by the fund to an annual rate of 0.20%, 0.85% and 0.50% of the average net assets attributable to class A, class B and class M shares respectively.

For the six months ended March 31, 1999, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $50,645 and $814 from the sale of class A and class M shares, respectively and $145,443 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the six months ended March 31, 1999, Putnam Mutual Funds Corp., acting as underwriter received no monies on class A redemptions.

Note 3
Purchase and sales of securities

During the six months ended March 31, 1999, purchases and sales of investment securities other than short-term municipal investments aggregated $112,909,669 and $179,167,118, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At March 31, 1999, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                        Six months ended
                                                         March 31, 1999
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      9,008,152       $ 82,952,054
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    3,393,236         31,201,706
-----------------------------------------------------------------------------
                                                12,401,388        114,153,760

Shares
repurchased                                    (17,620,279)      (162,356,526)
-----------------------------------------------------------------------------
Net decrease                                    (5,218,891)      $(48,202,766)
-----------------------------------------------------------------------------

                                                            Year ended
                                                        September 30, 1998
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     18,804,997      $ 172,838,323
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    6,180,011         56,920,901
-----------------------------------------------------------------------------
                                                24,985,008        229,759,224

Shares
repurchased                                    (35,454,034)      (326,053,162)
-----------------------------------------------------------------------------
Net decrease                                   (10,469,026)     $ (96,293,938)
-----------------------------------------------------------------------------

                                                        Six months ended
                                                         March 31, 1999
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      1,328,895       $ 12,244,646
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      408,040          3,751,884
-----------------------------------------------------------------------------
                                                 1,736,935         15,996,530

Shares
repurchased                                     (2,054,105)       (18,888,431)
-----------------------------------------------------------------------------
Net decrease                                      (317,170)      $ (2,891,901)
-----------------------------------------------------------------------------

                                                            Year ended
                                                        September 30, 1998
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      4,568,920       $ 42,013,565
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      730,503          6,728,105
-----------------------------------------------------------------------------
                                                 5,299,423         48,741,670

Shares
repurchased                                     (5,422,107)       (49,873,672)
-----------------------------------------------------------------------------
Net decrease                                      (122,684)      $ (1,132,002)
-----------------------------------------------------------------------------

                                                        Six months ended
                                                         March 31, 1999
-----------------------------------------------------------------------------
Class M                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                        201,059        $ 1,877,818
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       18,981            153,666
-----------------------------------------------------------------------------
                                                   220,040          2,031,484

Shares
repurchased                                       (181,823)        (1,679,436)
-----------------------------------------------------------------------------
Net increase                                        38,217        $   352,048
-----------------------------------------------------------------------------

                                                            Year ended
                                                        September 30, 1998
-----------------------------------------------------------------------------
Class M                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                        330,633        $ 3,050,357
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       33,572            309,929
-----------------------------------------------------------------------------
                                                   364,205          3,360,286

Shares
repurchased                                       (176,950)        (1,631,926)
-----------------------------------------------------------------------------
Net increase                                       187,255        $ 1,728,360
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PUTNAM GROWTH FUNDS

Asia Pacific Growth Fund

Capital Appreciation Fund [DBL. DAGGER]

Capital Opportunities Fund

Diversified Equity Trust

Europe Growth Fund

Global Growth Fund

Global Natural Resources Fund

Growth Opportunities Fund

Health Sciences Trust

International Growth Fund

International New Opportunities Fund

Investors Fund

New Opportunities Fund [DBL. DAGGER]

OTC & Emerging Growth Fund

Research Fund

Vista Fund

Voyager Fund

Voyager Fund II

PUTNAM GROWTH
AND INCOME FUNDS

Balanced Retirement Fund

Convertible Income-Growth Trust

Equity Income Fund

The George Putnam Fund of Boston

Global Growth and Income Fund

The Putnam Fund for Growth and Income

Growth and Income Fund II

International Growth and Income Fund

New Value Fund

Utilities Growth and Income Fund

PUTNAM INCOME FUNDS

American Government Income Fund

Diversified Income Trust

Global Governmental Income Trust

High Quality Bond Fund +

High Yield Advantage Fund [DBL. DAGGER]

High Yield Total Return Fund

High Yield Trust [DBL. DAGGER]

High Yield Trust II

Income Fund

Intermediate U.S. Government
Income Fund

Money Market Fund **

Preferred Income Fund

Strategic Income Fund *

U.S. Government Income Trust

PUTNAM TAX-FREE
INCOME FUNDS

Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fund**

Tax-Free High Yield Fund

Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK]

California, New York

LIFESTAGE SM FUNDS

Putnam Asset Allocation Funds-three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio

Asset Allocation: Conservative Portfolio

Asset Allocation: Growth Portfolio

* Formerly Putnam Diversified Income Trust II

+ Formerly Putnam Federal Income Trust

[DBL. DAGGER] Closed to new investors. Some exceptions may apply.
Contact Putnam for details.

[SECTION MARK] Not available in all states.

 **An investment in a money market fund is neither insured nor guaranteed by the U.S. government. These funds are managed to maintain a price of $1.00 per share, although there is no assurance that this price will be maintained in the future.

   Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
John A. Hill, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Jerome J. Jacobs
Vice President

David E. Hamlin
Vice President and Fund Manager

Richard A. Monaghan
Vice President

John R. Verani
Vice President

Beverly Marcus
Clerk and Assistant Treasurer


This report is for the information of shareholders of Putnam Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' Web site: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.



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PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

www.putnaminv.com
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PUTNAM
INVESTMENTS
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